SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  November 15, 1996
                                                   -------------------------


                               CIT RV Trust 1996-B
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      333-07249-02                        0
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                   -------------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.
        ------------

               On November 15, 1996, Mellon Bank (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Trust 1996-B, Class A-1 6.00% Asset Backed Notes, Class A-2 6.40% Asset Backed Notes, Class A-3 6.65% Asset Backed Notes and 7.10% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.
        ---------------------------------

               (c)    Exhibits.

                      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                                Page
        ----------           -----------                                ----
        28                   Monthly Report delivered by                3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on November 15, 1996


SIGNATURES
----------
               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                THE CIT GROUP/SALES FINANCING,
                                INC., as servicer



                                By: /s/ Frank Garcia
                                   ---------------------
                                Name: Frank Garcia
                                Title: Vice President

Dated:  November   26, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of August 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and Mellon Bank (DE), National Association, as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The Monthly  Report for the period from October 1, 1996 to October 31, 1996
                                            -----------------------------------
    attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 12th day
                                                                     --------
of November 1996.
----------------

                                    THE CIT GROUP/SALES FINANCING, INC.


                                    BY /s/ Frank Garcia
                                       -------------------
                                    Frank Garcia
                                    Vice President

                             The CIT RV TRUST 1996-B
                       CLASS A-1 6.00% ASSET BACKED NOTES
                       CLASS A-2 6.40% ASSET BACKED NOTES
                       CLASS A-3 6.65% ASSET BACKED NOTES
                         7.10% ASSET BACKED CERTIFICATES
                            MONTHLY SERVICER'S REPORT

                                           Record Date            10/31/96
                                           Determination Date     11/12/96
                                           Remittance Date        11/15/96



I.     All Payments on the Contract                                5,724,967.31
II.    All Liquidation Proceeds on the Contract with
          respect to Principal                                             0.00
III.   Repurchased Contracts                                               0.00
IV.    Investment Earnings on Collection Account                           0.00
V.     Servicer Monthly Advances                                     126,134.16
VI.    Reimbursement of Prior Month Advances                        -103,549.85
VII.   Withdrawal from the Reserve Account                                 0.00
VIII.  Deposits from the Pre-Funding Account                               0.00
IX.    Deposits from the Capitalized Interest Account                      0.00

Total Available Amount                                            $5,747,551.62
                                                                  =============

DISTRIBUTION AMOUNTS
--------------------
1.   Class A-1 Note Interest Distribution              407,373.47
      Class A-1 Note Principal Distribution          3,744,984.66
      Aggregate Class A-1 Note Distribution                        4,152,358.13

2.   Class A-2 Note Interest Distribution              400,000.00
      Class A-2 Note Principal Distribution                  0.00
      Aggregate Class A-2 Note Distribution                          400,000.00

3.   Class A-3 Note Interest Distribution              346,908.33
      Class A-3 Note Principal Distribution                  0.00
      Aggregate Class A-3 Note Distribution                          346,908.33

4.   Certificate Interest Distribution                  85,200.00
      Certificate Principal Distribution                     0.00
      Aggregate Certificate Distribution                              85,200.00

5.   Amounts to Servicer (includes Investment Earnings)               82,337.51

6.   Deposits to the Reserve Account                                 393,919.98

7.   Amounts to Holder of GP Interest                                286,827.66


Total Distribution Amount                                         $5,747,551.62
                                                                  =============

INTEREST
--------
1.   Current Interest Requirement
              (a) Class A-1 Notes @ 6.000%              407,373.47
              (b) Class A-2 Notes @ 6.400%              400,000.00
              (c) Class A-3 Notes @ 6.650%              346,908.33
                     Aggregate Interest on Notes                   1,154,281.80
              (d) Certificates @ 7.100%                               85,200.00

2.   Remaining Interest Shortfall
              (a) Class A-1 Notes                             0.00
              (b) Class A-2 Notes                             0.00
              (c) Class A-3 Notes                             0.00
              (d) Certificates                                0.00

3.   Total Distribution of Interest
              (a) Class A-1 Notes                       407,373.47
              (b) Class A-2 Notes                       400,000.00
              (c) Class A-3 Notes                       346,908.33
                     Total Aggregate Interest on Notes             1,154,281.80
              (d) Certificates                                        85,200.00

PRINCIPAL
---------
                                  Number of Contracts
                                  -------------------
1.   Amount of Stated Principal
       Collected                                      1,416,452.31
2.   Amount of Principal Prepayment
       Collected                              127     2,328,532.35
3.   Amount of Liquidated Contract              0             0.00
4.   Amount of Repurchased Contract             0             0.00
Total Formula Principal Distribution Amount                        3,744,984.66

5.   Principal Balance before giving effect to
       Principal Distribution
                                                    Pool Factor
                                                    -----------
              (a) Class A-1 Notes                    0.9258488    81,474,694.32
              (b) Class A-2 Notes                    1.0000000    75,000,000.00
              (c) Class A-3 Notes                    1.0000000    62,600,000.00
              (d) Certificates                       1.0000000    14,400,000.00

6.   Principal Distribution
              (a) Class A-1 Notes                                  3,744,984.66
              (b) Class A-2 Notes                                          0.00
              (c) Class A-3 Notes                                          0.00
              (d) Certificates                                             0.00

7.   Principal Balance after giving effect to
       Principal Distribution                      Pool Factor
                                                   -----------
              (a) Class A-1 Notes                   0.8832922     77,729,709.66
              (b) Class A-2 Notes                   1.0000000     75,000,000.00
              (c) Class A-3 Notes                   1.0000000     62,600,000.00
              (d) Certificates                      1.0000000     14,400,000.00

POOL  DATA                                           Aggregate
----------                                  Number Principal Balance
                                            ------  -----------------
1.   Pool Stated Principal Balance as of
       10/31/96                             9,501  229,729,709.66

2.   Delinquency Information                                        % Delinquent
                                                                   -------------
              (a) 31-59 Days                   54    1,342,500.62         0.584%
              (b) 60-89 Days                   15      418,218.91         0.182%
              (c) 90-119 Days                   4      145,565.60         0.063%
              (d) 120-179 Day                   0            0.00         0.000%
              (e) 180 Days or more              0            0.00         0.000%

3.   Contracts Repossessed during the Due
       Period                                   1       26,979.69

4.   Current Repossession Inventory             2       69,049.10

5.   Net Realized Losses during the Due Period  0            0.00

6.   Current Net Cumulative Realized Losses     0          -61.21

7.   Weighted Average Contract Rate of all
      Outstanding Contracts                                              10.366%

8.   Weighted Average Remaining Term to Maturity
      of all Outstanding Contracts                                      150.997

MISCELLANEOUS
-------------

1.   Monthly Servicing Fees (Includes Amount of
       Investment Earnings)                                           82,337.51

2.   Servicer Advances                                               126,134.16

3.   Opening Balance of the Reserve Account                        1,897,672.13
      Deposits to the Reserve Account                  393,919.98
      Investment Earnings in the Reserve Account         8,292.46
      Distribution from the Reserve Account                  0.00
      Ending Balance of the Reserve Account                        2,299,884.57

4.   Opening Balance of funds on deposit in the
       Prefunding Account                                                  0.00
      Monthly interest on Prefunding Account                 0.00
      Transfer of funds from Prefunding Account
        for Subsequent Contracts                             0.00
      Transfer of funds from Prefunding Account
        to Collection Account                                0.00
      Transfer of funds from Prefunding Account
       to Available Principal Distribution                   0.00
      Ending Balance of Prefunding Account                                 0.00

5.   Opening Balance in the Capitalized Interest Account                   0.00
      Monthly Interest on Capitalized Interest Account       0.00
      Transfer of funds from Capitalized Interest Account
         to Collection Account                               0.00
      Ending Balance in the Capitalized Interest Account                   0.00

6.   Number of Subsequent Contracts                                           0

7.   Aggregate Principal Balance of Subsequent Contracts                   0.00

8.  Number of Subsequent Contracts Purchased since the
     preceding Distribution Date                                          3,034

9.  Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased Since the preceding Distribution Date   75,723,876.20